UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 18, 2008
Date of Report (Date of earliest event reported)

EMCORE CORPORATION
Exact Name of Registrant as Specified in its Charter

New Jersey	0-22175	22-2746503
State of Incorporation	Commission File Number	IRS Employer Identification Number

10420 Research Road, SE, Albuquerque, New Mexico  87123
Address of principal executive offices, including zip code

(505) 332-5000
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 7, 2008, the Board of Directors of EMCORE Corporation (“EMCORE” or the “Company”) appointed John M. Markovich, 52, as Chief Financial Officer, effective August 18, 2008.

Reporting to Dr. Hong Hou, CEO, Mr. Markovich will be responsible for the Company’s finance, accounting, financial planning, treasury, tax and investor relations functions.  Mr. Markovich has over 15 years experience as a chief financial officer for both public and private technology companies.  Since July 2007, he served as Executive Vice President and Chief Financial Officer of Energy Innovations, Inc.  From December 2004 to July 2007, he served as Chief Financial Officer of Orqis Medical Corporation, and from October 2002 to June 2003 he was Chief Financial Officer of Pictos Technologies, Inc.

Mr. Markovich will be paid an annual base salary of $300,000 and will be eligible for a bonus to be determined, based on a target of $150,000 and on Company and individual performance, pursuant to the Company’s fiscal year 2009 Bonus Plan.

Mr. Markovich has been granted options to purchase 475,000 shares of EMCORE common stock pursuant to the EMCORE Corporation 2000 Stock Option Plan (the “Plan”).  The options will vest in equal amounts over 5 years and will expire on August 18, 2018.  The exercise price of the options was the closing price of EMCORE common stock on August 18, 2008, Mr. Markovich’s first day of employment with the Company.

In addition, if performance metrics are met, the Company has agreed that it would recommend to the Compensation Committee of its Board of Directors that Mr. Markovich be granted options to purchase 125,000 shares of EMCORE common stock in the second calendar quarter of 2010 as a performance based award.  If granted, these options would vest equally over 4 years and expire 10 years after the grant date, and the exercise price of these options would be the closing price of EMCORE common stock on the grant date, as determined pursuant to the Plan.

Mr. Markovich will also be reimbursed for relocation expenses and will be eligible to participate in other employee benefit plans that are generally available to EMCORE employees.

Adam Gushard, the Company’s Interim Chief Financial Officer, will remain with EMCORE as Vice President, Finance, reporting to Mr. Markovich.

A press release related to Mr. Markovich’s appointment is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01 Financial Statements and Exhibits.

 (d)           Exhibits

Exhibit Number	Description
99.1	Press Release, dated August 18, 2008, issued by EMCORE Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMCORE CORPORATION
Dated: August 19, 2008	By: /s/ Hong Q. Hou, Ph.D. Name: Hong Q. Hou, Ph.D. Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated August 18, 2008, issued by EMCORE Corporation.